Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies
Investment Properties

  Investment Properties

            We record investment properties at cost. Investment properties include costs of acquisitions; development, predevelopment, and construction (including allocable salaries and related benefits); tenant allowances and improvements; and interest and real estate taxes incurred during construction. We capitalize improvements and replacements from repair and maintenance when the repair and maintenance extends the useful life, increases capacity, or improves the efficiency of the asset. All other repair and maintenance items are expensed as incurred. We capitalize interest on projects during periods of construction until the projects are ready for their intended purpose based on interest rates in place during the construction period. The amount of interest capitalized during each year is as follows:

	For the Year Ended December 31,
	2011	2010	2009
Capitalized interest	$5,815	$3,715	$14,502

            We record depreciation on buildings and improvements utilizing the straight-line method over an estimated original useful life, which is generally 10 to 40 years. We review depreciable lives of investment properties periodically and we make adjustments when necessary to reflect a shorter economic life. We amortize tenant allowances, tenant inducements and tenant improvements utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter. We record depreciation on equipment and fixtures utilizing the straight-line method over seven to ten years.

            We review investment properties for impairment on a property-by-property basis whenever events or changes in circumstances indicate that the carrying value of investment properties may not be recoverable. These circumstances include, but are not limited to, declines in a property's cash flows, ending occupancy or total sales per square foot. We measure any impairment of investment property when the estimated undiscounted operating income before depreciation and amortization plus its residual value is less than the carrying value of the property. To the extent impairment has occurred, we charge to income the excess of carrying value of the property over its estimated fair value. We estimate fair value using unobservable data such as operating income, estimated capitalization rates, or multiples, leasing prospects and local market information. We may decide to sell properties that are held for use and the sale prices of these properties may differ from their carrying values. We also review our investments including investments in unconsolidated entities if events or circumstances change indicating that the carrying amount of our investments may not be recoverable. We will record an impairment charge if we determine that a decline in the fair value of the investments is other-than-temporary. Changes in economic and operating conditions that occur subsequent to our review of recoverability of investment property and other assets could impact the assumptions used in that assessment and could result in future charges to earnings if assumptions regarding those investments differ from actual results.

Purchase Accounting Allocation

  Purchase Accounting Allocation

            We allocate the purchase price of acquisitions to the various components of the acquisition based upon the fair value of each component which may be derived from various observable or unobservable inputs and assumptions. Also, we may utilize third party valuation specialists. These components typically include buildings, land and intangibles related to in-place leases and we estimate:

  •
  the fair value of land and related improvements and buildings on an as-if-vacant basis,

  •
  the market value of in-place leases based upon our best estimate of current market rents and amortize the resulting market rent adjustment into revenues,

  •
  the value of costs to obtain tenants, including tenant allowances and improvements and leasing commissions, and

  •
  the value of revenue and recovery of costs foregone during a reasonable lease-up period, as if the space was vacant.

            Amounts allocated to building are depreciated over the estimated remaining life of the acquired building or related improvements. We amortize amounts allocated to tenant improvements, in-place lease assets and other lease-related intangibles over the remaining life of the underlying leases. We also estimate the value of other acquired intangible assets, if any, which are amortized over the remaining life of the underlying related intangibles.

Discontinued Operations

  Discontinued Operations

            We reclassify any material operations and gains or losses on disposal related to consolidated properties disposed of during the period to discontinued operations. During 2011, we reported a net loss of approximately $42.4 million, or $0.12 per diluted share, on our consolidated property disposition activity. During 2010, we reported a net gain of approximately $5.7 million upon the disposal of four retail properties. During 2009, we reported a net loss of approximately $9.8 million upon the sale of four consolidated assets. These gains and losses are reported in gain (loss) upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconsolidated entities, net in the consolidated statements of operations and comprehensive income. The gains and losses on the disposition of these assets and the operating results were not significant to our consolidated results of operations.

Cash and Cash Equivalents

  Cash and Cash Equivalents

            We consider all highly liquid investments purchased with an original maturity of 90 days or less to be cash and cash equivalents. Cash equivalents are carried at cost, which approximates fair value. Cash equivalents generally consist of commercial paper, bankers acceptances, Eurodollars, repurchase agreements, and money market deposits or securities. Financial instruments that potentially subject us to concentrations of credit risk include our cash and cash equivalents and our trade accounts receivable. We place our cash and cash equivalents with institutions with high credit quality. However, at certain times, such cash and cash equivalents may be in excess of FDIC and SIPC insurance limits. See Notes 4, 8, and 10 for disclosures about non-cash investing and financing transactions.

Marketable and Non-Marketable Securities

  Marketable and Non-Marketable Securities

            Marketable securities consist primarily of the investments of our captive insurance subsidiaries, available-for-sale securities, our deferred compensation plan investments, and certain investments held to fund the debt service requirements of debt previously secured by investment properties that have been sold.

            The types of securities included in the investment portfolio of our captive insurance subsidiaries typically include U.S. Treasury or other U.S. government securities as well as corporate debt securities with maturities ranging from less than 1 to 10 years. These securities are classified as available-for-sale and are valued based upon quoted market prices or other observable inputs when quoted market prices are not available. The amortized cost of debt securities, which approximates fair value, held by our captive insurance subsidiaries is adjusted for amortization of premiums and accretion of discounts to maturity. Changes in the values of these securities are recognized in accumulated other comprehensive income (loss) until the gain or loss is realized or until any unrealized loss is deemed to be other-than-temporary. We review any declines in value of these securities for other-than-temporary impairment and consider the severity and duration of any decline in value. To the extent an other-than-temporary impairment is deemed to have occurred, an impairment charge is recorded and a new cost basis is established. Subsequent changes are then recognized through other comprehensive income (loss) unless another other-than-temporary impairment is deemed to have occurred.

            Our investments in Capital Shopping Centres Group PLC, or CSCG, and Capital & Counties Properties PLC, or CAPC, are accounted for as available-for-sale securities. These investments are adjusted to their quoted market price, including a related foreign exchange component, with corresponding adjustment in other comprehensive income (loss). At December 31, 2011, we owned 35.4 million shares of CSCG and CAPC. At December 31, 2011 the market value of our investments in CSCG and CAPC was $170.7 million and $100.9 million, respectively, with an aggregate net unrealized gain on these investments of approximately $39.7 million. The market value of our investments in CSCG and CAPC at December 31, 2010 was $228.4 million and $82.4 million, respectively, with an aggregate net unrealized gain of $79.0 million.

            Effective May 7, 2010, CSCG and CAPC were de-merged from Liberty International PLC, or Liberty. During 2009, we recognized a non-cash charge of $140.5 million, or $0.44 per diluted share, representing an other-than-temporary impairment in fair value below the carrying value of our investment in Liberty. As a result, changes in available-for-sale securities and other in the 2009 consolidated statement of operations and comprehensive income include the reclassification of $140.5 million from accumulated other comprehensive income (loss) to earnings related to this non-cash charge. Effective July 1, 2009, we resumed marking to market our Liberty investment through other comprehensive income (loss).

            Our insurance subsidiaries are required to maintain statutory minimum capital and surplus as well as maintain a minimum liquidity ratio. Therefore, our access to these securities may be limited. Our deferred compensation plan investments are classified as trading securities and are valued based upon quoted market prices. The investments have a matching liability as the amounts are fully payable to the employees that earned the compensation. Changes in value of these securities and changes to the matching liability to employees are both recognized in earnings and, as a result, there is no impact to consolidated net income. As of December 31, 2011 and 2010, we also had investments of $24.9 million which must be used to fund the debt service requirements of mortgage debt related to investment properties that previously collateralized the debt. These investments are classified as held-to-maturity and are recorded at amortized cost as we have the ability and intent to hold these investments to maturity.

            At December 31, 2011 and 2010, we had investments of $105.1 million and $72.4 million, respectively, in non-marketable securities that we account for under the cost method. We regularly evaluate these investments for any other-than-temporary decline in their estimated fair value and determined that no adjustment in the carrying value was required as of December 31, 2011 and 2010.

            Total net unrealized gains as of December 31, 2011 and 2010 were approximately $41.9 million and $79.3 million, respectively, and represented the valuation and related currency adjustments for our available-for-sale marketable securities. As of December 31, 2011, we did not consider any declines in value of any of our marketable and non-marketable securities to be an other-than-temporary impairment, as these market value declines, if any, have existed for a short period of time, and, in the case of debt securities, we have the ability and intent to hold these securities to maturity.

Fair Value Measurements

  Fair Value Measurements

            We hold marketable securities that totaled $417.0 million and $511.3 million at December 31, 2011 and December 31, 2010, respectively, and are considered to have Level 1 fair value inputs. In addition, we have derivative instruments which are classified as having Level 2 inputs which consist primarily of interest rate swap agreements and foreign currency forward contracts with a gross liability balance of $12.2 million and $27.6 million at December 31, 2011 and December 31, 2010, respectively, a gross asset balance of $14.9 million at December 31, 2011 and a nominal asset value at December 31, 2010. We also have interest rate cap agreements with nominal asset values.

            Level 1 fair value inputs are quoted prices for identical items in active, liquid and visible markets such as stock exchanges. Level 2 fair value inputs are observable information for similar items in active or inactive markets, and appropriately consider counterparty creditworthiness in the valuations. Level 3 fair value inputs reflect our best estimate of inputs and assumptions market participants would use in pricing an asset or liability at the measurement date. The inputs are unobservable in the market and significant to the valuation estimate.

            Note 8 includes a discussion of the fair value of debt measured using Level 1 and Level 2 inputs. Note 4 includes a discussion of the fair values recorded in purchase accounting and impairment, using Level 2 and Level 3 inputs. Level 3 inputs to our purchase accounting and impairment include our estimations of net operating results of the property, capitalization rates and discount rates.

Use of Estimates

  Use of Estimates

            We prepared the accompanying consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reported period. Our actual results could differ from these estimates.

Segment Disclosure

  Segment Disclosure

            Our primary business is the ownership, development, and management of retail real estate. We have aggregated our retail operations, including regional malls, Premium Outlets, The Mills, and community/lifestyle centers, into one reportable segment because they have similar economic characteristics and we provide similar products and services to similar types of tenants.

Deferred Costs and Other Assets

  Deferred Costs and Other Assets

            Deferred costs and other assets include the following as of December 31:

	2011	2010
Deferred financing and lease costs, net	$308,380	$298,674
In-place lease intangibles, net	200,098	150,199
Acquired above market lease intangibles, net	75,950	12,466
Marketable securities of our captive insurance companies	100,721	90,963
Goodwill	20,098	20,098
Other marketable securities	316,307	420,356
Loans held for investment	162,832	395,934
Prepaids, notes receivable and other assets, net	449,158	406,749

	$1,633,544	$1,795,439

Deferred Financing and Lease Costs

  Deferred Financing and Lease Costs

            Our deferred costs consist primarily of financing fees we incurred in order to obtain long-term financing and internal and external leasing commissions and related costs. We record amortization of deferred financing costs on a straight-line basis over the terms of the respective loans or agreements. Our deferred leasing costs consist primarily of capitalized salaries and related benefits in connection with lease originations. We record amortization of deferred leasing costs on a straight-line basis over the terms of the related leases. Details of these deferred costs as of December 31 are as follows:

	2011	2010
Deferred financing and lease costs	$528,273	$461,315
Accumulated amortization	(219,893)	(162,641)

Deferred financing and lease costs, net	$308,380	$298,674

            We report amortization of deferred financing costs, amortization of premiums, and accretion of discounts as part of interest expense. Amortization of deferred leasing costs is a component of depreciation and amortization expense. We amortize debt premiums and discounts, which are included in mortgages and other indebtedness, over the remaining terms of the related debt instruments. These debt premiums or discounts arise either at the debt issuance or as part of the purchase price allocation of the fair value of debt assumed in acquisitions. The accompanying consolidated statements of operations and comprehensive income include amortization as follows:

	For the Year Ended December 31,
	2011	2010	2009
Amortization of deferred financing costs	$28,697	$27,806	$20,408
Amortization of debt premiums, net of discounts	(8,439)	(9,066)	(10,627)
Amortization of deferred leasing costs	43,110	34,801	32,744

Loans Held for Investment

  Loans Held for Investment

            From time to time, we may make investments in mortgage loans or mezzanine loans of third parties that own and operate commercial real estate assets located in the United States. Mortgage loans are secured, in part, by mortgages recorded against the underlying properties which are not owned by us. Mezzanine loans are secured, in part, by pledges of ownership interests of the entities that own the underlying real estate. Loans held for investment are carried at cost, net of any premiums or discounts which are accreted or amortized over the life of the related loan receivable utilizing the effective interest method. We evaluate the collectability of both interest and principal of each of these loans quarterly to determine whether the value has been impaired. A loan is deemed to be impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to the existing contractual terms. When a loan is impaired, the amount of the loss accrual is calculated by comparing the carrying amount of the loan held for investment to its estimated realizable value.

            At December 31, 2011 and 2010, we had investments in three and six mortgage and mezzanine loans, respectively, with an aggregate carrying value of $162.8 million and $395.9 million, respectively. These loans mature at various dates through October 2012 with a weighted average maturity of approximately 6 months as of December 31, 2011. Certain of these loans require interest-only payments while others require payments of interest and principal based on a 30 year amortization. Interest rates on these loans are fixed between 5.9% and 7.0% per annum with a weighted average interest rate of approximately 6.3% and approximate market rates for instruments of similar quality and duration. During 2011 and 2010, we recorded $24.3 million and $4.6 million, respectively, in interest income earned from these loans held for investment. Payments on each of these loans were current as of December 31, 2011.

            On December 9, 2011, we paid consideration of $88.8 million to acquire a 50% equity interest in two real estate developments for which we had previously agreed to fund as the construction lender. The loans primarily bear interest at 7.0% and mature in May and July 2013. At December 31, 2011, the aggregate amount drawn on the loans was $50.7 million. We consolidated these assets as of the acquisition date and, accordingly, amounts drawn on the loans are eliminated in consolidation.

Intangible Assets

  Intangible Assets

            The average life of in-place lease intangibles is approximately 4.4 years and is amortized over the remaining life of the leases of the related property on the straight-line basis and is included with depreciation and amortization in the consolidated statements of operations and comprehensive income. The amount of in-place lease intangibles increased during 2010 as a result of the acquisition of Prime Outlets Acquisition Company, or the Prime acquisition, as further discussed in Note 4. The fair market value of above and below market leases is amortized into revenue over the remaining lease life as a component of reported minimum rents. The weighted average remaining life of these intangibles is approximately 4.0 years. The unamortized amount of below market leases is included in accounts payable, accrued expenses, intangibles and deferred revenues in the consolidated balance sheets and was $134.4 million and $39.0 million as of December 31, 2011 and 2010, respectively. The amount of amortization of above and below market leases, net for the years ended December 31, 2011, 2010, and 2009 was $17.6 million, $15.2 million, and $20.0 million, respectively. If a lease is terminated prior to the original lease termination, any remaining unamortized intangible is charged to earnings.

            Details of intangible assets as of December 31 are as follows:

	2011	2010
In-place lease intangibles	$245,844	$211,541
Accumulated amortization	(45,746)	(61,342)

In-place lease intangibles, net	$200,098	$150,199

Acquired above market lease intangibles	$178,564	$104,690
Accumulated amortization	(102,614)	(92,224)

Acquired above market lease intangibles, net	$75,950	$12,466

            Estimated future amortization and the increasing (decreasing) effect on minimum rents for our above and below market leases as of December 31, 2011 are as follows:

	Below Market Leases	Above Market Leases	Increase to Minimum Rent, Net
2012	$ 29,184	$(14,212)	$14,972
2013	23,612	(12,717)	10,895
2014	18,300	(11,067)	7,233
2015	15,842	(9,675)	6,167
2016	14,046	(8,797)	5,249
Thereafter	33,428	(19,482)	13,946

	$134,412	$(75,950)	$58,462

Derivative Financial Instruments

  Derivative Financial Instruments

            We record all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether we have elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. We use a variety of derivative financial instruments in the normal course of business to selectively manage or hedge the risks associated with our indebtedness and interest payments. Our objectives in using interest rate derivatives are to add stability to interest expense and to manage our exposure to interest rate movements. To accomplish this objective, we primarily use interest rate swaps and caps. We require that hedging derivative instruments be highly effective in reducing the risk exposure that they are designated to hedge. As a result, there was no significant ineffectiveness from any of our derivative activities during the period. We formally designate any instrument that meets these hedging criteria as a hedge at the inception of the derivative contract. We have no credit-risk-related hedging or derivative activities.

            As of December 31, 2011, we had the following outstanding interest rate derivatives related to interest rate risk:

Interest Rate Derivative	Number of Instruments	Notional Amount
Interest Rate Swaps	3	$485.8 million
Interest Rate Caps	3	$381.3 million

            The carrying value of our interest rate swap agreements, at fair value, is a net liability balance of $10.0 million and $19.5 million at December 31, 2011 and 2010, respectively, and is included in other liabilities and accrued dividends. The interest rate cap agreements were of nominal value at December 31, 2011 and 2010 and we generally do not apply hedge accounting to these arrangements.

            We are also exposed to fluctuations in foreign exchange rates on financial instruments which are denominated in foreign currencies, primarily in Japan and Europe. We use currency forward contracts to manage our exposure to changes in foreign exchange rates on certain Yen and Euro-denominated receivables and net investments. Currency forward contracts involve fixing the Yen-USD or Euro-USD exchange rate for delivery of a specified amount of foreign currency on a specified date. The currency forward contracts are typically cash settled in US dollars for their fair value at or close to their settlement date. Approximately ¥2.6 billion remains as of December 31, 2011 for all forward contracts. We entered into Yen-USD forward contracts during 2009 for approximately ¥3 billion that we received through April 2011 and we entered into Yen-USD forward contracts during 2010 for ¥1.7 billion that we expect to receive through October 2012. In 2011, we entered into additional Yen-USD forward contracts for approximately ¥3.8 billion that we expect to receive through October 1, 2013. The December 31, 2011 net liability balance related to these forwards was $2.2 million and is included in other liabilities and accrued distributions. We have reported the changes in fair value for these forward contracts in earnings. The underlying currency adjustments on the foreign currency denominated receivables are also reflected in income and generally offset the amounts in earnings for these forward contracts. In 2011, we entered into a Euro-USD forward contract with a €141.3 million notional value maturing on January 31, 2012 which was designated as a net investment hedge. The December 31, 2011 asset balance related to this forward was $14.9 million and is included in deferred costs and other assets. We apply hedge accounting and the change in fair value for this Euro forward contract is reflected in other comprehensive income. Changes in the value of this hedge are offset by changes in the underlying hedged Euro-denominated joint venture investment. In connection with our sale of Gallerie Commerciali Italia, S.p.A., or GCI, as further discussed in Note 14, this hedge was terminated.

            The total gross accumulated other comprehensive loss related to our derivative activities, including our share of the other comprehensive loss from joint venture properties and terminated hedging relationships, approximated $115.8 million and $40.1 million as of December 31, 2011 and 2010, respectively.

Noncontrolling Interests and Temporary Equity

  Noncontrolling Interests and Temporary Equity

            Details of the carrying amount of our noncontrolling interests are as follows as of December 31:

	2011	2010
Limited partners' interests in the Operating Partnership	$953,622	$983,887
Nonredeemable noncontrolling deficit interests in properties, net	(59,000)	(180,915)

Total noncontrolling interests reflected in equity	$894,622	$802,972

            Net income attributable to noncontrolling interests (which includes nonredeemable noncontrolling interests in consolidated properties, limited partners' interests in the Operating Partnership, redeemable noncontrolling interests in consolidated properties, and preferred distributions payable by the Operating Partnership) is a component of consolidated net income. In addition, the individual components of other comprehensive income (loss) are presented in the aggregate for both controlling and noncontrolling interests, with the portion attributable to noncontrolling interests deducted from comprehensive income attributable to common stockholders.

            A rollforward of noncontrolling interests for the years ending December 31 is as follows:

	2011	2010	2009
Noncontrolling interests, beginning of period	$802,972	$724,825	$488,969
Net income attributable to noncontrolling interests after preferred distributions and income attributable to redeemable noncontrolling interests in consolidated properties	210,240	134,161	65,970
Distributions to noncontrolling interest holders (1)	(212,526)	(178,082)	(184,568)
Other comprehensive income (loss) allocable to noncontrolling interests:
Unrealized loss on interest rate hedge agreements	(15,814)	(309)	(3,897)
Net loss on derivative instruments reclassified from accumulated comprehensive income (loss) into interest expense	2,774	2,689	2,597
Currency translation adjustments	(1,484)	(3,452)	(1,385)
Changes in available-for-sale securities and other	(6,340)	3,074	43,912

	(20,864)	2,002	41,227

Adjustment to limited partners' interest from (decreased) increased
ownership in the Operating Partnership	(36,032)	(103,728)	162,732
Units issued to limited partners	9,084	213,861	174,458
Units exchanged for common shares	(9,465)	(3,866)	(24,033)
Noncontrolling interests in newly consolidated properties and other	151,213	13,799	70

Noncontrolling interests, end of period	$894,622	$802,972	$724,825

(1)
The 2009 activity includes non-cash distributions of $133.7 million representing the portion of quarterly distributions paid in units of limited partnership interest in the Operating Partnership, or units.

Accumulated Other Comprehensive Income (Loss)

  Accumulated Other Comprehensive Income (Loss)

            The components of our accumulated other comprehensive income (loss) consisted of the following as of December 31:

	2011	2010
Cumulative translation adjustments	$(39,820)	$(31,358)
Accumulated derivative losses, net	(115,833)	(40,069)
Net unrealized gains on marketable securities, net	41,861	79,292

Total accumulated other comprehensive (loss) income	(113,792)	7,865

Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interests	19,529	(1,335)

Total accumulated other comprehensive (loss) income net of noncontrolling interests	$(94,263)	$6,530

Revenue Recognition

  Revenue Recognition

            We, as a lessor, retain substantially all of the risks and benefits of ownership of the investment properties and account for our leases as operating leases. We accrue minimum rents on a straight-line basis over the terms of their respective leases. Substantially all of our retail tenants are also required to pay overage rents based on sales over a stated base amount during the lease year. We recognize overage rents only when each tenant's sales exceed the applicable sales threshold.

            We structure our leases to allow us to recover a significant portion of our property operating, real estate taxes, repairs and maintenance, and advertising and promotion expenses from our tenants. A substantial portion of our leases, other than those for anchor stores, require the tenant to reimburse us for a substantial portion of our operating expenses, including common area maintenance, or CAM, real estate taxes and insurance. This significantly reduces our exposure to increases in costs and operating expenses resulting from inflation. Such property operating expenses typically include utility, insurance, security, janitorial, landscaping, food court and other administrative expenses. We accrue reimbursements from tenants for recoverable portions of all these expenses as revenue in the period the applicable expenditures are incurred. As of December 31, 2011 for approximately 89% of our leases in the U.S. regional mall portfolio, we receive a fixed payment from the tenant for the CAM component. When not reimbursed by the fixed-CAM component, CAM expense reimbursements are based on the tenant's proportionate share of the allocable operating expenses and CAM capital expenditures for the property. We also receive escrow payments for these reimbursements from substantially all our non-fixed CAM tenants and monthly fixed CAM payments throughout the year. We recognize differences between estimated recoveries and the final billed amounts in the subsequent year. These differences were not material in any period presented. Our advertising and promotional costs are expensed as incurred.

Management Fees and Other Revenues

  Management Fees and Other Revenues

            Management fees and other revenues are generally received from our unconsolidated joint venture properties as well as third parties. Management fee revenue is earned based on a contractual percentage of joint venture property revenue. Development fee revenue is earned on a contractual percentage of hard costs to develop a property. Leasing fee revenue is earned on a contractual per square foot charge based on the square footage of current year leasing activity. We recognize revenue for these services provided when earned based on the underlying activity.

            Insurance premiums written and ceded are recognized on a pro-rata basis over the terms of the policies. Insurance losses are reflected in property operating expenses in the accompanying consolidated statements of operations and comprehensive income and include estimates for losses incurred but not reported as well as losses pending settlement. Estimates for losses are based on evaluations by third-party actuaries and management's estimates. Total insurance reserves for our insurance subsidiaries and other self-insurance programs as of December 31, 2011 and 2010 approximated $115.1 million and $116.2 million, respectively, and are included in other liabilities and accrued dividends in the consolidated balance sheets. Information related to the securities included in the investment portfolio of our captive insurance subsidiaries is included within the "Marketable and Non-Marketable Securities" section above.

            We recognize fee revenues from our co-branded gift card programs when the fees are earned under the related arrangements with the card issuer. Generally, these revenues are recorded at the issuance of the gift card for handling fees.

Allowance for Credit Losses

  Allowance for Credit Losses

            We record a provision for credit losses based on our judgment of a tenant's creditworthiness, ability to pay and probability of collection. In addition, we also consider the retail sector in which the tenant operates and our historical collection experience in cases of bankruptcy, if applicable. Accounts are written off when they are deemed to be no longer collectible. Presented below is the activity in the allowance for credit losses during the following years:

	For the Year Ended December 31,
	2011	2010	2009
Balance, beginning of period	$31,650	$45,187	$44,650
Consolidation of previously unconsolidated entities	860	426	—
Provision for credit losses	6,505	3,130	22,655
Accounts written off, net of recoveries	(11,515)	(17,093)	(22,118)

Balance, end of period	$27,500	$31,650	$45,187

Income Taxes

  Income Taxes

            We and certain subsidiaries of the Operating Partnership have elected to be taxed as REITs under Sections 856 through 860 of the Internal Revenue Code and applicable Treasury regulations relating to REIT qualification. In order to maintain this REIT status, the regulations require the entity to distribute at least 90% of taxable income to its owners and meet certain other asset and income tests as well as other requirements. We intend to continue to adhere to these requirements and maintain our REIT status and that of the REIT subsidiaries. As REITs, these entities will generally not be liable for federal corporate income taxes as long as they continue to distribute in excess of 100% of their taxable income. Thus, we made no provision for federal income taxes for these entities in the accompanying consolidated financial statements. If we or any of the REIT subsidiaries fail to qualify as a REIT, we or that entity will be subject to tax at regular corporate rates for the years in which it failed to qualify. If we lose our REIT status we could not elect to be taxed as a REIT for four years unless our failure to qualify was due to reasonable cause and certain other conditions were satisfied.

            We have also elected taxable REIT subsidiary, or TRS, status for some of our subsidiaries. This enables us to provide services that would otherwise be considered impermissible for REITs and participate in activities that do not qualify as "rents from real property". For these entities, deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at the enacted tax rates expected to be in effect when the temporary differences reverse. A valuation allowance for deferred tax assets is provided if we believe all or some portion of the deferred tax asset may not be realized. An increase or decrease in the valuation allowance that results from the change in circumstances that causes a change in our judgment about the realizability of the related deferred tax asset is included in income.

            As of December 31, 2011 and 2010, we had a net deferred tax asset of $5.6 million and $9.0 million, respectively, related to our TRS subsidiaries. The net deferred tax asset is included in deferred costs and other assets in the accompanying consolidated balance sheets and consists primarily of operating losses and other carryforwards for federal income tax purposes as well as the timing of the deductibility of losses or reserves from insurance subsidiaries. No valuation allowance has been recorded as we believe these amounts will be realized. State income, franchise or other taxes were not significant in any of the periods presented.

Transaction Expenses

  Transaction Expenses

            We expense acquisition, potential acquisition and disposition related costs as they are incurred. We incurred a minimal amount of transaction expenses during the year ended December 31, 2011. During the year ended December 31, 2010, we incurred costs in connection with the Prime acquisition and other potential acquisitions, as further discussed in Note 4. In addition, during 2010, we settled, in cash, a transaction-related dispute and recorded a charge to earnings. These expenses are included within transaction expenses in the accompanying statements of operations and comprehensive income and totaled $69.0 million during the year ended December 31, 2010. During the year ended December 31, 2009, we recorded $5.7 million in transaction expenses related to costs associated with significant acquisition related activities.